CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

 EXHIBIT 10.02

Amendment to Advisory Agreement

This Amendment (the "Amendment") is made as of April 1, 2015 (the “Effective Date”) among OASIS PGR LLC, a Delaware limited liability company (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and PGR Capital LLP, a limited liability partnership under the laws of England and Wales (the “Trading Advisor”), parties to that certain Advisory Agreement dated October 9, 2013 (the "Agreement").

The Trading Company, the Managing Member, and the Trading Advisor now desire to amend the terms of the Agreement as set forth below:

1.           Subsection (a)(i) of Section 5, “Fees” is hereby amended and restated in its entirety and shall hereafter read as follows:

“The Trading Company shall cause the Series to pay the Trading Advisor a monthly management fee equal to 1/12 of *% (a *% annual rate) of the Assets allocated to it (as defined in Section 2(a) hereof) as of the last day of each month (the “Management Fee”).  The Management Fee is payable in arrears within twenty Business Days of the end of the month for which it was calculated.  For purposes of this Agreement, “Business Day” shall mean any day which the securities markets are open in the United States.”

2.           Subsection (a)(ii) of Section 5, “Fees”, is hereby amended and restated in its entirety and shall hereafter be read as follows:

“The Trading Company shall cause the Series to pay the Trading Advisor an incentive fee equal to *% of the New Trading Profit (as defined in Section 5(d) hereof) (the “Incentive Fee”).  The incentive is based upon the New Trading profits of such Series, which accrue monthly but are generally payable at the end of each calendar quarter.  New trading profits are typically calculated using a “high water mark” of cumulative trading profits. Each Series will establish a separate account with respect to each Member’s capital account for such Series.  Incentive fees (and the corresponding high water mark) will be calculated based upon the performance of each such account.  The Incentive Fee is payable within 20 Business Days of the end of the calendar quarter for which it is calculated.”

3.           Exhibit C – Futures Markets Traded is hereby amended and restated in its entirety as attached to this Amendment.

4.           Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

5.           Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this Amendment and the Agreement, the terms and provisions of this amendment will prevail.

***SIGNATURE PAGE FOLLOWS***

* Confidential material redacted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment effective as of the Effective Date.

OASIS PGR, LLC by R.J. O’Brien Fund Management, LLC Managing Member
By Name: Julie DeMatteo Title: Managing Director

R.J. O’Brien Fund Management, LLC
By Name: Julie DeMatteo Title: Managing Director

PGR Capital LLP

By

Name: Casey Grills
Title: Partner

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT C – FUTURES MARKETS TRADED

Total Trade-able Universe: 64 futures markets

Sector	Future	Exchange
Agriculture	Cocoa	LIFFE
Agriculture	Cocoa	NYBOT
Agriculture	Coffee, 'C'	NYBOT
Agriculture	Corn	CBOT
Agriculture	Cotton, No. 2	NYBOT
Agriculture	Lean Hogs	CME
Agriculture	Live Cattle	CME
Agriculture	Robusta Coffee	LIFFE
Agriculture	Soybean	CBOT
Agriculture	Soybean Meal	CBOT
Agriculture	Soybean Oil	CBOT
Agriculture	Sugar, No. 11	NYBOT
Agriculture	Wheat	CBOT
Bonds	Australian Gov't Bond, 10Yr	SFE
Bonds	Canadian Gov't Bond, 10Yr	MFE
Bonds	Euro Bobl	EUREX
Bonds	Euro Bund	EUREX
Bonds	Euro Buxl	EUREX
Bonds	Japan Gov't Bond, 10 Yr	TSE
Bonds	Long Gilt	LIFFE
Bonds	Mini JGBs	SGX
Bonds	US Treasury Long Bond	CBOT

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

Bonds	US Treasury Note, 10Yr	CBOT
Bonds	US Treasury Note, 5Yr	CBOT
Currencies	AUD	CME
Currencies	CAD	CME
Currencies	CHF	CME
Currencies	EUR	CME
Currencies	GBP	CME
Currencies	JPY	CME
Currencies	MXN	CME
Currencies	NZD	CME
Energies	Crude Oil, Brent	ICE
Energies	Crude Oil, WTI	NYMEX
Energies	Gasoil	ICE
Energies	Gasoline, RBOB	NYMEX
Energies	Heating Oil	NYMEX
Energies	Natural Gas	NYMEX
Equity Index	Amsterdam Index	EOE
Equity Index	CAC 40 10 EUR	MONEP
Equity Index	CNX Nifty	SGX
Equity Index	DAX Index	EUREX
Equity Index	DJ Euro STOXX 50	EUREX
Equity Index	DJ Industrial Average mini	CBOT
Equity Index	FTSE 100	LIFFE
Equity Index	FTSE China A50	SGX
Equity Index	Hang Seng	HKFE

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

Equity Index	H-shares	HKFE
Equity Index	MSCI Singapore	SGX
Equity Index	MSCI Taiwan	SGX
Equity Index	Nasdaq 100 E-mini	CME
Equity Index	Nikkei 225	OSE
Equity Index	Nikkei 225	SGX
Equity Index	Russell 2000 Mini	CME
Equity Index	S&P Toronto 60	MFE
Equity Index	SnP 500 E-mini	CME
Equity Index	SnP ASX 200	SFE
Equity Index	Swiss Market Index	EUREX
Equity Index	TOPIX	TSE
Interest Rates	Australian Bank Bill	SFE
Interest Rates	Australian Gov't Bond, 3Yr	SFE
Interest Rates	Canadian Bank Bill	MFE
Interest Rates	Euribor, 3Mo	LIFFE
Interest Rates	Euro Schatz	EUREX
Interest Rates	Eurodollar, 3Mo	CME
Interest Rates	Sterling, 90 Day	LIFFE
Interest Rates	US Treasury Note, 2Yr	CBOT
Metals	Copper	COMEX
Metals	Gold, 100 oz	COMEX
Metals	Platinum	NYMEX
Metals	Silver	COMEX